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                                                                    EXHIBIT 99.1

Contacts:

W. Phillip Marcum                                Philip Bourdillon/Eugene Heller
Chairman and CEO                                 Silverman Heller Associates
303-785-8080                                     310-208-2550

                   METRETEK TECHNOLOGIES APPROVED FOR LISTING
                         ON THE AMERICAN STOCK EXCHANGE

DENVER - AUGUST 8, 2005 - METRETEK TECHNOLOGIES, INC. (OTCBB: MTEK) today announced that the Company's Common Stock has been approved for listing on the American Stock Exchange (Amex). The Company anticipates that its shares will begin trading on the Amex on Wednesday, August 10, 2005 under the new trading symbol MEK. In the interim, the Company's shares will continue to be traded on the OTC Bulletin Board under the symbol MTEK.

"We are very pleased that Metretek Technologies has been approved for listing on the American Stock Exchange," said W. Phillip Marcum, the Company's President and CEO. "This represents an important development for the Company and its stockholders. We believe that this listing will enhance our visibility in the financial community and in our industry, and we expect it to improve the trading liquidity of our stock."

The Amex approval is contingent upon the Company's being in compliance with all applicable listing standards on the date it begins trading on the Amex, and may be rescinded if the Company is not in compliance with such standards.

Metretek Technologies, Inc. through its subsidiaries -- PowerSecure, Inc.; Metretek, Incorporated; and Southern Flow Companies, Inc. -- is a diversified provider of energy technology products, services and data management systems to industrial and commercial users and suppliers of natural gas and electricity.

All forward-looking statements contained in this release, including statements concerning the effects of the listing of the Company's Common Stock on the American Stock Exchange, are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management and statements of assumptions underlying the foregoing, and are often, but not always, identified by words such as "may," "expect," "will," "believe," "optimistic," "anticipate" and similar terminology. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements, including, but not limited to, the Company's ability to develop and market its products and services and to deliver anticipated benefits to its customers; changes in the energy industry in general and the natural gas and electricity markets in particular; the effects of competition; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks and uncertainties described from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's most recent Form 10-K and Form 10-Q and subsequently filed Form 8-K's. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

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